UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 11, 2013

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

CNB BANK

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission amends the Current Report on Form 8-K filed by CNB Financial Corporation, a Pennsylvania corporation (“CNB”), on October 11, 2013 (the “Initial Form 8-K”), reporting the October 11, 2013 completion of CNB’s acquisition of FC Banc Corp. (“FC”) pursuant to that certain Agreement and Plan of Merger, dated as of March 26, 2013, between the parties (the “Merger Agreement”). Under the terms of the Merger Agreement, FC merged with and into CNB, with CNB being the surviving corporation of the merger. Additionally, The Farmers Citizens Bank, a wholly owned subsidiary of FC, merged with and into CNB Bank, a wholly owned subsidiary of CNB, with CNB Bank continuing as the surviving entity. The Initial Form 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The required audited consolidated balance sheets of FC as of December 31, 2012 and 2011 and the consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the years in the three year period ended December 31, 2012, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The required unaudited consolidated balance sheet of FC as of September 30, 2013 and audited consolidated balance sheet of FC as of December 31, 2012, the consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2013 and 2012, the consolidated statement of cash flows for the nine months ended September 30, 2013 and 2012, and the consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2013, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma condensed combined balance sheet relating to the acquisition of FC by CNB as of September 30, 2013 and the unaudited pro forma condensed combined statements of income as of and for the nine months ended September 30, 2013 and the year ended December 31, 2012, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of S.R. Snodgrass, A.C.

99.1	Audited Consolidated Balance Sheets of FC as of December 31, 2012 and 2011 and the consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the years in the three year period ended December 31, 2012.

99.2	Unaudited Consolidated Balance Sheet of FC as of September 30, 2013 and audited consolidated balance sheet of FC as of December 31, 2012, the consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2013 and 2012, the consolidated statement of cash flows for the nine months ended September 30, 2013 and 2012, and the consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2013.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet relating to the acquisition of FC by CNB as of September 30, 2013 and the unaudited pro forma condensed combined statements of income as of and for the nine months ended September 30, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB Financial Corporation

Date: December 17, 2013	By:	/s/ Brian W. Wingard
Brian W. Wingard
Treasurer

Exhibit Index

Exhibit No.	Description

23.1	Consent of S.R. Snodgrass, A.C.

99.1	Audited Consolidated Balance Sheets of FC as of December 31, 2012 and 2011 and the consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the years in the three year period ended December 31, 2012.

99.2	Unaudited Consolidated Balance Sheet of FC as of September 30, 2013 and audited consolidated balance sheet of FC as of December 31, 2012, the consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2013 and 2012, the consolidated statement of cash flows for the nine months ended September 30, 2013 and 2012, and the consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2013.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet relating to the acquisition of FC by CNB as of September 30, 2013 and the unaudited pro forma condensed combined statements of income as of and for the nine months ended September 30, 2013 and the year ended December 31, 2012.